SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 12, 2001
                        (Date of Earliest Event Reported)

                                HOTJOBS.COM, LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-26891                  13-3931821
      (State or other       (Commission File Number)        (IRS Employer
       jurisdiction                                     Identification Number)
     of incorporation)

               406 WEST 31ST STREET, 9TH FLOOR, NEW YORK, NY 10001
          (Address of principal executive offices, including Zip Code)
                                 (212) 699-5300
              (Registrant's telephone number, including area code)


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Item 5 - Other Events.

            On December 12, 2001, HotJobs.com, Ltd. ("HotJobs") issued the press release attached hereto as Exhibit 99.1 which is hereby incorporated by reference.

Item 7(c) - Exhibits.

      99.1  Press release.




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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HotJobs.com, Ltd.

Date:  December 13, 2001               By:   /s/  Lowell W. Robinson
                                             -----------------------------
                                             Name:  Lowell W. Robinson
                                             Title: Senior Executive Vice
                                                    President and
                                                    Chief Financial Officer




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


                                  EXHIBIT INDEX


      99.1  Press Release.





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